Exhibit 99.1

LETTER OF TRANSMITTAL

NVENT ELECTRIC PLC

NVENT FINANCE S.À R.L.

OFFER TO EXCHANGE ALL OUTSTANDING, UNREGISTERED
3.950% Senior Notes due 2023

4.550% Senior Notes due 2028

FOR NEW, REGISTERED

3.950% Senior Notes due 2023
4.550% Senior Notes due 2028

Pursuant to the Prospectus dated               , 2018

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
ON                , 2018, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is U.S. Bank National Association

By Facsimile Transmission: (For Eligible Institutions Only) (651) 466-7372 Attention: Specialized Finance Department Confirm by Telephone: (800) 934-6802	By Regular, Registered or Certified Mail, By Overnight Courier or By Hand: U.S. Bank National Association 111 Fillmore Avenue E. St. Paul, MN 55107 Attention: Specialized Finance Department

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated                , 2018 (the “Prospectus”), of nVent Electric plc, an Irish public limited company (the “Guarantor”) and its wholly-owned subsidiary, nVent Finance S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Issuer”), and this Letter of Transmittal (the “Letter”), which together constitute their offer (the “Exchange Offer”) to exchange all of the outstanding unregistered 3.950% Senior Notes due 2023 and all of the outstanding unregistered 4.550% Senior Notes due 2028 (collectively, the “Original Notes”) issued by the Issuer on March 26, 2018, for the Issuer’s new, registered 3.950% Senior Notes due 2023 and 4.550% Senior Notes due 2028 (collectively, the “New Notes”).

For each Original Note accepted for exchange, the Holder (as defined herein) of such Original Note will receive a New Note having a principal amount equal to that of the surrendered Original Note.  The New Notes will bear interest from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid on the Original Notes, from March 26, 2018.  Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accrued from the most recent date to which interest has been paid or, if no interest has been paid, from March 26, 2018.  However, if that record date occurs prior to completion of the Exchange Offer, then the interest payable on the first interest payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Original Notes on that record date.  Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer and will be cancelled.  Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This Letter is to be completed by a Holder of Original Notes either if (1) certificates are to be forwarded herewith or (2) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus.  Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus.  See Instruction 1.  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter.  The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering DTC participant stating that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant.

As used in this Letter, the term “Holder” with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Issuer or, with respect to interests in global notes held by DTC, any DTC participant listed in an official DTC proxy.  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Original Notes to which this Letter relates.  If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Notes	Principal Amount Tendered**

Total

*                 Do not complete if Original Notes are being tendered by book-entry transfer.

**          A holder will be deemed to have tendered ALL Original Notes unless a lesser amount is specified in this column.  See Instruction 2.  Original Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.  See Instruction 1.

☐            CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number                                                                                                                                                                           Transaction Code Number

☐            CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number                                                                                                                                                                         Transaction Code Number

☐            CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE:  SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Original Notes indicated on page 3 of this Letter.  Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged.  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes, and to acquire the New Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer.

In addition to the representations in the next paragraph, the undersigned hereby further represents that:  (1) any New Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (2) neither the Holder of such Original Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the “Securities Act”)) of such New Notes, (3) neither the Holder of such Original Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer or the Guarantor; and (4) the Holder is not acting on behalf of any person who could not truthfully make the representations contained herein.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate” of the Issuer or the Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holders are not broker-dealers, such New Notes are acquired in the ordinary course of such Holders’ business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Notes.  However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.  If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes.  If any Holder is an affiliate of the Issuer or the Guarantor, or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Original Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and not from the Issuer or the Guarantor or any of their affiliates and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  Any broker-dealer that acquired Original Notes directly from the Issuer may not rely on the applicable interpretations of the SEC and must comply with the registration and delivery requirements of the Securities Act (including being named as a selling security holder) in connection with any resales of the Original Notes or the New Notes.

The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.  All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility.  Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered.”

The undersigned, by completing the box entitled “Description of Original Notes Tendered” on page 3 of this Letter and signing this Letter, will be deemed to have tendered the Original Notes as set forth in such box on page 3 of this Letter.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if Original Notes not exchanged and/or New Notes are to be issued in the name of someone other than the undersigned, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

To be completed ONLY if Original Notes not exchanged and/or New Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than shown in the box entitled “Description of Original Notes Tendered” on this Letter.

		Mail:	☐ New Notes
Issue:	☐ New Notes		☐ Original Notes
☐ Original Notes
Name(s)
Name(s)			(Please Type or Print)
(Please Type or Print)

Address
Address

Taxpayer Identification or Social Security No.

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

ALL TENDERING HOLDERS PLEASE SIGN HERE

(Complete Substitute Form W-9 on next page)

x		, 2018
Date
x		, 2018
Date

Area Code and Telephone Number

This Letter must be signed by the registered holder(s) or DTC participant(s) exactly as the name(s) appear(s) on the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please provide the following information.  See Instruction 3.

Name(s):
(Please Type or Print)

Capacity (full title):

Address:

Taxpayer Identification or Social Security No.:

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed
By an Eligible Institution:
(Authorized Signature)

Name and Title:

Name of Firm:

Dated: , 2018

IMPORTANT:  This Letter (or a facsimile hereof), together with the certificates for Original Notes or a Book-Entry Confirmation and all other required documents or The Notice of Guaranteed Delivery, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

PAYOR’S NAME: U.S. Bank National Association

SUBSTITUTE FORM W-9

Part 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ON THE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.  If Original Notes are held in more than one name, see the Guidelines for Certification of Taxpayer Identification Number on Substitute W-9 to determine which number you must provide.

Social security number OR Employer Identification number

Department of the Treasury Internal Revenue Service	Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9).

PAYOR’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

Part 3 — CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)                          the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)                          I am not subject to backup withholding either because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)                          I am a U.S. Citizen or other U.S. Person.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE

PRINTED NAME

ADDRESS:

DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of the exchange, 24% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.                                      Delivery of this Letter and Original Notes; Guaranteed Delivery Procedures.

This Letter is to be completed by Holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus.  Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below.  Original Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

Holders who tender their Original Notes by delivering an Agent’s Message do not need to submit this Letter.

Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus.  Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Original Notes and the amount of Original Notes tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering Holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  If delivery is by mail, registered mail, properly insured, with return receipt requested, or overnight delivery service is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

See “The Exchange Offer” section of the Prospectus.

2.                                      Partial Tenders (not applicable to Holders who tender by book-entry transfer).

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of the Original Notes to be tendered in the box above entitled “Description of Original Notes Tendered—Principal Amount Tendered.”  A reissued certificate representing the balance of non-tendered Original Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter promptly after the Expiration

Date.  All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.                                      Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.  If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Original Notes.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Original Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Original Notes.

When this Letter is signed by the registered Holder(s) of the Original Notes specified herein and tendered hereby, no endorsements of the tendered Original Notes or separate bond powers are required.  If, however, the New Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered Holder, then endorsements of any Original Notes transmitted hereby or separate bond powers are required.  Signatures on the Original Notes or bond power must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered Holder(s) of any Original Notes specified herein, such Original Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Original Notes (or security position listing) and signatures on the Original Notes or bond power must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer of their authority to so act.

Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity which is: (i) a member of a registered national securities exchange; (ii) a commercial bank or trust company having an office or correspondent in the United States; or (iii) identified in Rule 17Ad-15 under the Exchange Act as an “eligible guarantor institution,” including (as such terms are defined therein) (A) a bank, (B) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (C) a credit union, (D) a national securities exchange, registered securities association or clearing agency, or (E) a savings association that is a participant in a Securities Transfer Association (an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution if the Original Notes are tendered:  (i) by a registered Holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the Owner of such Original Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4.                                      Special Issuance and Delivery Instructions.

Tendering Holders of Original Notes should indicate in the applicable box on page 6 of this Letter the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter.  In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.  Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such note Holder may designate hereon.  If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.                                      Taxpayer Identification Number.

Federal income tax law generally requires that a tendering Holder whose Original Notes are accepted for exchange must provide the Issuer (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on the substitute Form W-9 on page 8 of this Letter, which in the case of a tendering Holder who is an individual, is his or her social security number.  If the Issuer is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.  In addition, the Exchange Agent may be required to withhold 24% of the amount of any reportable payments made after the exchange to such tendering Holder of New Notes.  If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt Holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  Exempt holders, other than foreign individuals, should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent.  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.  If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 Certificate of Foreign Status.

To prevent backup withholding, each tendering Holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 on page 8 of this Letter, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.  If the Original Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report.  Failure to provide the information on the form may subject the Holder to 24% federal income tax backup withholding on all reportable payments to the Holder.  If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN and write “applied for” in lieu of its TIN in Part 1 of the Substitute Form W-9.  Writing “applied for” on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.  If “applied for” is written in Part 1 of the Substitute Form W-9 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 24% of all reportable payments to the Holder thereafter until a TIN is provided to the Exchange Agent.

6.                                      Transfer Taxes.

The Issuer will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer.  If, however, New Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.                                      No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering Holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Issuer, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

8.                                      Mutilated, Lost, Stolen or Destroyed Original Notes.

Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.  This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.                                      Withdrawal Rights.

Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.  For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 of this Letter prior to 5:00 p.m., New York City time, on the Expiration Date.  Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the “Depositor”), (ii) identify the Original Notes to be withdrawn (including certificate number or numbers and the principal amount of such Original Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Original Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender and (v) specify the name in which such Original Notes are registered, if different from that of the Depositor.  If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility.

If certificates for Original Notes have been delivered or otherwise identified to the Exchange Agent in connection with the Exchange Offer and are to be withdrawn then, before the release of such certificates by the Exchange Agent, the Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with the signatures guaranteed by an Eligible Institution, unless the Holder is an Eligible Institution.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties.  Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered.  Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus, such Original Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.  Properly withdrawn Original Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

10.                               Irregularities.

The Issuer will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding.  The Issuer reserves the absolute right to reject any and all tenders of any particular Original Notes not properly tendered or to not accept any particular Original Notes which acceptance might, in the judgment of the Issuer or its counsel, be unlawful.  The Issuer also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Original Notes in the Exchange Offer).  The interpretation of the terms and conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Issuer shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with the tender of Original Notes for exchange must be cured within such reasonable period of time as the Issuer shall determine.  Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Original Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

11.                               Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated on page 1 of this Letter.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of —
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of —
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Disregarded entity not owned by an individual	The owner

9.	Partnership or multi-member LLC	The partnership

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)               List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.

(2)               Circle the minor’s name and furnish the minor’s social security number.

(3)               You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)               List first and circle the name of the legal trust, estate, or pension trust.

NOTE:       If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•                  A corporation.

•                  A financial institution.

•                  An organization exempt from tax under section 501(a), or any individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•                  The United States or any of its agencies or instrumentalities.

•                  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•                  A foreign government or any of its political subdivisions, agencies or instrumentalities.

•                  An international organization or any of its agencies or instrumentalities.

•                  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under section 584(a).

•                  A trust exempt from tax under section 664 or described in section 4947.

•                  An entity registered at all times during the tax year under the Investment Company Act of 1940.

•                  A foreign central bank of issue.

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•                  A futures commission merchant registered with the Commodity Futures Trading Commission.

•                  A middleman known in the investment community as a nominee or custodian.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 24% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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